UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
January 24, 2023
VOYA FINANCIAL, INC.
(Exact name of registrant as specified in its charter)

Delaware		001-35897	No.	52-1222820
(State or other jurisdiction of incorporation)		(Commission File Number)	(IRS Employer Identification Number)
230 Park Avenue
New York	New York		10169
(Address of principal executive offices)			(Zip Code)
Registrant’s telephone number, including area code: (212) 309-8200
N/A
(Former name or former address, if changed since last report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Stock, $.01 Par Value	VOYA	New York Stock Exchange
Depositary Shares, each representing a 1/40th	VOYAPrB	New York Stock Exchange
interest in a share of 5.35% Fixed-Rate Non-Cumulative Preferred Stock, Series B, $0.01 par value
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note
On January 24, 2023, Voya Financial, Inc., a Delaware corporation (“Voya”), completed its previously announced acquisition of Benefitfocus, Inc., a Delaware corporation (“Benefitfocus”), through the merger of Origami Squirrel Acquisition Corp, a Delaware corporation and wholly owned subsidiary of Voya (“Merger Sub”), with and into Benefitfocus (the “Merger”), with Benefitfocus continuing as the surviving corporation in the Merger (the “Surviving Corporation”), pursuant to the Agreement and Plan of Merger, dated as of November 1, 2022 (the “Original Agreement”), as amended and restated by the Amended and Restated Agreement and Plan of Merger, dated as of December 19, 2022 (the “Merger Agreement”), by and among Voya, Benefitfocus, and Merger Sub. Subject to the terms and conditions set forth in the Merger Agreement, at the effective time of the Merger (the “Effective Time”), (i) each share of common stock, par value $0.001 per share, of Benefitfocus (“Common Stock”) issued and outstanding immediately prior to the Effective Time (excluding shares of Common Stock owned by Voya, Merger Sub or any other wholly owned subsidiary of Voya or owned by Benefitfocus or any of its wholly owned subsidiaries that are, in each case, not held on behalf of third parties, and shares of Common Stock owned by stockholders of Benefitfocus who did not vote in favor of the Merger and have properly demanded and not withdrawn or otherwise lost appraisal rights under Delaware law) was converted into the right to receive $10.50 per share in cash, without interest and subject to any applicable withholding taxes (the “Per Share Common Stock Merger Consideration”) and (ii) each share of the Series A Convertible Preferred Stock, par value $0.001 per share, of Benefitfocus issued and outstanding immediately prior to the Effective Time was converted into the right to receive an amount of cash equal to the Convertible Preferred Liquidation Amount, as defined in the Merger Agreement, without interest and subject to any applicable withholding taxes. As a result of the consummation of the transactions contemplated by the Merger Agreement, Benefitfocus became a wholly owned subsidiary of Voya at the Effective Time.

The Merger Agreement is filed as Exhibit 2.1 to this Current Report on Form 8-K and the foregoing description thereof is qualified in its entirety by reference to the full text of the Merger Agreement. The Merger Agreement provides investors with information regarding its terms and is not intended to provide any other factual information about the parties. In particular, the assertions embodied in the representations and warranties contained in the Merger Agreement were made as of the execution date of the Original Agreement only and are qualified by information in confidential disclosure schedules provided by the parties to each other in connection with the signing of the Original Agreement. These disclosure schedules contain information that modifies, qualifies, and creates exceptions to the representations and warranties set forth in the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement may have been used for the purpose of allocating risk between the parties rather than establishing matters of fact. Accordingly, you should not rely on the representations and warranties in the Merger Agreement as characterizations of the actual statements of fact about the parties.

Item 7.01 Regulation FD Disclosure

On January 24, 2023, Voya issued a press release announcing the closing of the Merger. The press release is furnished hereto as Exhibit 99.1 and is incorporated by reference herein.

As provided in General Instruction B.2 of Form 8-K, the information and exhibits provided pursuant to this Item 7.01 shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall they be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01 Other Events

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated herein by reference.

Pursuant to the Merger Agreement, at the Effective Time:

•each vested and outstanding option (each, a “Benefitfocus Option”) to purchase shares of Common Stock was cancelled and converted into the right to receive, without interest, an amount in cash equal to the product of (i) the number of shares of Common Stock subject to such Benefitfocus Option immediately prior to the Effective Time, multiplied by (ii) the excess, if any, of (A) the Per Share Common Stock Merger Consideration over (B) the exercise price per share of Common Stock of such Benefitfocus Option, less applicable taxes required to be withheld with respect to such payment;

•in respect of (i) each outstanding Benefitfocus equity-based award (each, a “Benefitfocus Equity Award”) that was granted in 2019 or 2020 (a “Prior Award”), (ii) the unvested number of shares of Common Stock underlying each outstanding

Benefitfocus RSU (as defined below) granted in connection with the transactions contemplated by the Merger Agreement (each, a “Benefitfocus Retention RSU”) and each outstanding restricted stock award granted in replacement of a Benefitfocus Retention RSU that would vest at the Effective Time (each, a “Benefitfocus Retention RSA”), (iii) each outstanding performance stock unit which has been earned under Benefitfocus’s 2022 short-term incentive plan for the 2022 performance period (each, a “Benefitfocus 2022 STI RSU”) and (iv) the unvested number of shares of Common Stock underlying each outstanding Benefitfocus RSU granted pursuant to Benefitfocus’s Own It equity program (each, a “Specified Benefitfocus RSU” and together with the Prior Awards, Benefitfocus Retention RSUs, Benefitfocus Retention RSAs and Benefitfocus 2022 STI RSUs, the “Specified Awards”), such award or shares, as the case may be, was cancelled and converted into the right to receive, without interest, an amount in cash equal to the product of (x) the number of shares of Common Stock subject to such Specified Award immediately prior to the Effective Time, multiplied by (y) the Per Share Common Stock Merger Consideration, less applicable taxes required to be withheld with respect to such payment;

•each outstanding restricted stock unit (each, a “Benefitfocus RSU”) that is not a Specified Award (including any outstanding Benefitfocus Retention RSU and each outstanding performance stock unit which has been earned for the applicable performance period (which performance period has ended prior to the closing of the Merger) and which is only subject to time-based vesting as of the closing of the Merger (each, a “Benefitfocus Time-Vesting PSU”)) that are not Specified Awards, was assumed by Voya and converted into a restricted stock unit (a “Voya RSU”) covering a number of shares of common stock of Voya, par value $0.01 per share (the “Voya Common Stock”) (rounded down to the nearest whole number) equal to the product of (i) the number of shares of Common Stock subject to such Benefitfocus RSUs or Benefitfocus Time-Vesting PSUs immediately prior to the Effective Time multiplied by (ii) the quotient, rounded to four decimal places, of (a) the Per Share Common Stock Merger Consideration, divided by (b) the volume weighted average price of Voya Common Stock for a ten day trading period, starting with the opening of trading on the eleventh trading day prior to the closing date, as reported by Bloomberg (such quotient, the “Equity Award Exchange Ratio”);

•each outstanding performance stock unit other than a Benefitfocus Time-Vesting PSU or a Specified Award (each, a “Benefitfocus PSU”) was assumed by Voya and converted into a Voya RSU covering a number of shares of Voya Common Stock (rounded down to the nearest whole number) equal to the product of (i) the number of shares of Common Stock subject to such Benefitfocus PSUs based on target performance multiplied by (ii) the Equity Award Exchange Ratio;

•each outstanding Benefitfocus RSU and Benefitfocus PSU held by a non-employee director or consultant of Benefitfocus or by any employee who is not an employee of Benefitfocus and its subsidiaries at the Effective Time who continues to remain employed with Benefitfocus or any of its subsidiaries was cancelled in consideration for the right to receive, without interest, an amount in cash equal to the product of (i) the number of shares of Common Stock subject to such Benefitfocus Equity Award immediately prior to the Effective Time based on target performance multiplied by (ii) the Per Share Common Stock Merger Consideration, less applicable taxes required to be withheld with respect to such payment; and

•each outstanding restricted stock award, including each outstanding restricted stock award which has been earned for the applicable performance period (which performance period has ended prior to the Effective Time) and which is only subject to time-based vesting as of the Effective Time (each a “Benefitfocus Restricted Share”) and each outstanding Benefitfocus Restricted Share with a performance period that has not ended prior to the Effective Time (each, a “Benefitfocus Performance Restricted Share”) was assumed by Voya and converted into a restricted stock award (each, a “Voya Restricted Share”) covering a number of shares of Voya Common Stock (rounded to the nearest whole number) equal to the product of (i) the number of shares of Common Stock subject to such Benefitfocus Restricted Shares and Benefitfocus Performance Restricted Shares based on target performance multiplied by (ii) the Equity Award Exchange Ratio.

Prior to the Effective Time, Benefitfocus’s board of directors, pursuant to the Merger Agreement, caused the six-month offering period under Benefitfocus’s 2016 Employee Stock Purchase Plan (the “ESPP”) that commenced on July 1, 2022 (the “Final Offering”) to be the final offering period under the ESPP. The Final Offering ended at the Effective Time, each ESPP participant’s accumulated contributions, under the ESPP, without interest, will be returned to the participant through the payroll system of the Surviving Corporation as soon as practicable following the Effective Time and the ESPP was terminated in its entirety at the Effective Time such that no further rights will be granted or exercised under the ESPP thereafter.

Forward-Looking and Other Cautionary Statements

This current report on Form 8-K contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Voya does not assume any obligation to revise or update these statements to reflect new information, subsequent events or changes in strategy. Forward-looking statements include statements relating to future developments in our business or expectations for our future financial performance and any statement not involving a historical fact. Forward-looking statements use words such as “anticipate,” “believe,” “estimate,” “expect,” “intend,” “plan,” and other words and terms of similar meaning in connection with a discussion of future operating or financial performance. Actual results, performance or events may differ materially from those projected in any forward-looking statement due to, among other things, (i) general economic conditions, particularly economic conditions in our core markets, (ii) performance of financial markets, (iii) the frequency and severity of insured loss events, (iv) the effects of natural or man-made disasters, including pandemic events and cyber terrorism or cyber attacks and specifically the current COVID-19 pandemic event, (v) mortality and morbidity levels, (vi) persistency and lapse levels, (vii) interest rates, (viii) currency exchange rates, (ix) general competitive factors, (x) changes in laws and regulations, such as those relating to Federal taxation, state insurance regulations and NAIC regulations and guidelines, (xi) changes in the policies of governments and/or regulatory authorities, (xii) our ability to successfully manage the separation of our individual life business on the expected timeline and economic terms, (xiii) our ability to realize the expected financial and other benefits from the transaction with Allianz Global Investors, (xiv) our ability to realize the expected financial and other benefits of the transaction with Benefitfocus, and (xv) such other factors as are set forth in Voya’s periodic public filings with the U.S. Securities and Exchange Commission (the “SEC”), including but not limited to those described in the “Risk Factors,” “Management’s Discussion and Analysis of Results of Operations and Financial Condition (“MD&A”) – Trends and Uncertainties” and “Forward Looking Statements” sections of its Annual Report on Form 10-K, Quarterly Reports on Form 10-Q and in other documents filed from time to time with the SEC, as applicable, all of which are available at www.sec.gov.

Item 9.01 Financial Statements and Exhibits
(d) Exhibits
2.1*        Amended and Restated Agreement and Plan of Merger entered into by and among Benefitfocus, Inc., Voya Financial, Inc. and Origami Squirrel Acquisition Corp dated as of December 19, 2022 (incorporated by reference to Exhibit 2.1 to Voya's Current Report on Form 8-K filed on December 19, 2022)
99.1        Press Release regarding closing of the Merger, dated as of January 24, 2023 (furnished and not filed)
104        Cover Page Interactive Data File (embedded within the Inline XBRL document)
* Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. Voya hereby undertakes to furnish supplemental copies of any omitted schedules upon request by the U.S. Securities and Exchange Commission; provided, however, that Voya may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended, for any schedules so furnished.

SIGNATURES
    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Voya Financial, Inc.
(Registrant)

By:        /s/ Rachel Reid
Name:    Rachel Reid
Title:    Senior Vice President, Deputy General Counsel and Corporate Secretary
Dated: January 24, 2023